<pre>

Exhibit   10.1       Unwind Agreement of Asset Purchase with iDVDBox

AGREEMENT TO UNWIND ASSET PURCHASE AGREEMENT

This AGREEMENT TO UNWIND ASSET PURCHASE AGREEMENT (the "Unwind Agreement"), (ASSET PURCHASE AGREEMENT hereafter referred to as "Agreement 1") made and entered into as of May 10, 2002, is by and among MediaBus Networks, Inc., a Florida corporation ("MediaBus"), iDVDBox, Inc., a Florida corporation ("iDVDBox").

WHEREAS, MediaBus desires to assign, convey, transfer and deliver back to iDVDBox, along with certain liabilities in exchange for previously issued MediaBus common stock as set forth in this Unwind Agreement below as follows;

1.	All assets previously transferred from iDVDBox to MediaBus
described in Agreement 1 shall be returned to iDVDBox as listed in Exhibit 1 attached hereto;

2.	Cancellation of all employments agreements and termination of all at will employees in the iDVDBox division with MediaBus;

3.	Assumption all liabilities previously assumed by MediaBus in
Agreement 1 shall be reassumed by iDVDBox as listed in Exhibit 2 attached hereto;

4.	All stock issued to iDVDBox shareholders for the asset purchase, debt assumption or payment, employment agreements or any other consideration shall be immediately canceled and returned to MediaBus as listed in Exhibit 3 attached hereto;

5.	A mutual release (Exhibit 4 attached hereto) from all at will and salaried/contract employees for any accrued compensation and expenses from MediaBus.

                              GENERAL PROVISIONS

SECTION 1.1   NOTICES.

All notices, Consents, waivers, and other communications under this Unwind Agreement must be in writing and are deemed to have been duly given when
(a)delivered by hand (with written confirmation of receipt) or (b) sent by facsimile or with confirmation of transmission by the transmitting equipment in each case to the appropriate addresses, facsimile numbers or email addresses set forth below (or to such other addresses, facsimile numbers or as a party may designate by notice to the other parties):

     Buyer:         MediaBus Networks, Inc.
                    2900 Delk Road
                    Suite 700
                    PMB 113
                    Marietta, GA 30067
                    Attn:  Ken Lipscomb
			   Chairman & CEO
                    Fax: (208) 979-5660

     		    iDVDBox, Inc.
                    6560 West Rodgers Circle
	            Suite 14
                    Boca Raton, FL 33487
                    Attn:  Steve Cavayero
                           President & Chief Executive Officer
                    Fax: (561) 995-5998

SECTION 1.2   WAIVER.

The rights and remedies of the parties to this Unwind Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right under this Unwind Agreement or the documents referred to in this Agreement operates as a waiver of such right, and no single or partial exercise of any such right precludes any other or further exercise of such right or the exercise of any other right. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Unwind Agreement or the documents referred to in this Unwind Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Unwind Agreement or the documents referred to in this Unwind Agreement.

SECTION 1.3   ENTIRE UNWIND AGREEMENTAND MODIFICATION.

This Unwind Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and constitutes (along with the Exhibits and other documents delivered pursuant to this Unwind Agreement) a complete and exclusive statement of the terms of the unwind agreement between the parties with respect to its subject matter. This Unwind Agreement may not be amended except by a written Unwind Agreement signed on behalf of each of the parties hereto.

SECTION 1.4   ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS.

No party may assign any of its rights or delegate any of its obligations under this Unwind Agreement without the prior written consent of the other parties.

SECTION 1.5   SEVERABILITY.

If any provision of this Unwind Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Unwind Agreement remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Unwind Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Unwind Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

SECTION 1.6  TIME OF ESSENCE.

With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

SECTION 1.7  GOVERNING LAW.

This Unwind Agreement will be governed by and construed under the laws of the State of Florida without regard to conflicts of laws principles that would require the application of any other law.

SECTION 1.8  JOINT AND SEVERAL OBLIGATIONS.

All covenants, representations, warranties and other obligations of Seller under this Unwind Agreement and the other Seller's Closing Documents shall be joint and several, except for covenants, representations, warranties and other obligations, which are expressly provided, to be several and not joint obligations of iDVDBox.

SECTION 1.9  EXECUTION OF AGREEMENT, COUNTERPARTS.

This Unwind Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Unwind Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Unwind Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Unwind Agreement as to the parties and may be used in lieu of the original Unwind Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for any purpose whatsoever.

SECTION 1.10 MUTUAL RELEASES

Any and all disputes and differences that have arisen between the parties with respect to Agreement 1, this Unwind Agreement entered into by parties, and all business transactions conducted between the parties to date, both parties agree to settle any and all disputes and differences by executing this Unwind Agreement including mutual releases.

Both parties recognize that by the execution of this Unwind Agreement, they are relinquishing their respective legal rights with reference to any and all disputes and differences. Both parties agree there is consideration for this Unwind Agreement. Each party for his heirs and assigns, expressly releases the other party, and his heirs and assigns, from all liability for claims and/or demands which may arise from Agreement 1, Employment Agreements, the Unwind Agreement and any business transactions conducted between the parties to date.


            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


IN WITNESS WHEREOF, the parties have executed this Unwind Agreement as of the date first written above.



                                 MediaBus Networks, Inc.



                                 By: ---------------------------
                                            Name:  Ken Liscomb
                                            Its:   Chairman & CEO




                                 iDVDBox, Inc.


                                  By: ---------------------------
                                      Name:  Stephen Cavayero
                                      Its:   President & CEO


                                   By: ---------------------------
                                       Name:  Richard Cavayero
                                       Its:   Vice-President




                                    By: ---------------------------
                                        Name:  Jerry Siah
                                        Its:   Vice-President


                             EXHIBITS
                             ---------

Exhibit  1 		List of Assets

Exhibit  2		List of Assumed Liabilities

Exhibit  3		Shares to be Returned and Canceled

Exhibit  4		Mutual Release


EXHIBIT 1 - Page 1

List of Assets - 2 pages

No.	Item	                                         License/Serial No.           Amount
	Intellectual Property and Trademarks

1	IP- BoxEngine (Worldwide Patent Pending) technology	                        -
2	Trademark "i2DVD"		-
3	Trademark "BoxEngine"		-

	Servers Hardware and Software		                                      $7,099.74
1	Dell PowerEdge 1400SC, 933Mhz Server              (CCS01)	CGJRN01
2	Dell PowerEdge 1400SC, 933Mhz Server              (ORACLE01)	8GJRN01
3	MultiTech RASFinder Remorte Access Device	  2714339
4	APC Smart-UPS	                                  QS0113313750
5	Windows NT Server 4.0                             (CCS01)
                                                          35600-OEM-0001321-99177
6	Windows NT Server 4.0 (ORACLE01)	          35600-OEM-0001321-98629
7	Veritas Backup Exec Server v8.5	                  04-4626-2010-909864
8	Veritas Backup Exec Remote Agent	          00-4711-2011-871535
9	Veritas Backup Exec Oracle Agent	          07-4471-2013-049636

	PC Software		                                                      $4,333.29
1	Adobe Photoshop 6.0	                          PWW600Y7113409-366
2	Adobe Illustrator 9.0	                          ABW900Y7126259-576
3	Adobe GoLive 5.0	                          GJW500Y7104824-380
4	Adobe LiveMotion	                          LVW100Y7904654-513
5	Macromedia Dreamweaver UltraDev 4	          UDW400-02462-88241-39058
6	Macromedia Flash 5	                          FLW500-01947-19238-79017
7	ColdFusion Studio 4.5.2	                          CF45STU-8662361172
8	ColdFusion Server 4.5	                          CF45PNT-4010162442
9	Borland C++ Builder 5 Standard	                  CPC1350WW10180
10	Adobe Acrobat 4.0	                          KWW400R7462741-952
11	McAfee VirusScan	                          P-01000620
12	McAfee Firewall	                                  P-01000620
13	StarOffice 5.2	                                  724-6523-01
14	Corel Gallery Clipart	                          CG4XR-SF55553854

	Lab Equipment		                                                         $853.66
1	PC Doctor Diagnostics Service Center 2000 v2.2	  7-60627-11270-7
2	CHIPhERASER	10
3	Linksys EtherFast Cable/DSL Router	          027011087-ARS5-KA
4	Weller WES50 Soldering Iron	                  0600
5	WaveTek Electronic Measuring Instrument	          000609501
6	DirectTV Digital Satellite Receiver	          43098624
7	DirectTV Digital Satellite Receiver	          43202366
8	SurfReady Internet DVD Player	                  SG1208000024
9	Cambridge Soundworks Speaker System	          SW02501031000174

	EXHIBIT 1 - Page 2
	Others
1	Computer Monitor - KDS	                          1743SAB31000016                $149.99
2	TV - Panasonic	                                  MB03420376	                 $400.00
3	TV -Zenith	                                  921-64390049                   $800.00
4	TV - Hitachi	                                  N94003313                      $200.00
5	Pioneer Receiver (USX-0409)	                  UCDI023666US                   $300.00
6	Speaker Set (Surround Sound & Woofer)	KLH	                                 $250.00
7	DVD Format & Logo License, DVD-ROM/Video Books	  202203 & 102384	      $20,540.00
8	Inventory  i2DVD Players (170 pieces)		                              $68,000.00
9	Office Furniture		                                               $2,361.88
10	File Cabinets		                                                         $487.55
	Grand Total		                                                     $105,776.11



EXHIBIT 2


List of Assumed Liabilities


$500,000 Promissory Note from iDVDBox, Inc. payable to Integrated
Technologies & Systems, Inc. dated May 31, 2001 due and payable no later than December 31, 2003.


A. Monthly Liabilities

Gateway - Servers/Computer Lease (Wells Fargo)	                                       $1,041.87
Lab Equipment Lease (Wells Fargo)	                                                 $227.91
Office Lease	                                                                       $2,500.00
Office Insurances - Equipment & Product Liability	                                 $900.00
Auto Leases (4 cars)	                                                               $1,400.00
Auto Insurances (Progressive)	                                                       $1,000.00
Engineers' House Lease (+FPL & PBCWVD)	                                               $2,800.00
MCI-WorldCom Broadband Service	                                                         $772.50
Telephone/Server/Fax (10 Lines)	                                                       $1,000.00
Brinks Security System and Monitoring	                                                  $52.00
Copy Machine Lease (Crown Bank Leasing)	                                                 $157.73

B. Other Liabilities

Inprimis Engineering Fee	                                                     $154,200.00
Buyers Shopping Network - Balance for Infomercial	                              $15,000.00
Legal Fees Related to Patent and Trademarks	                                       $5,000.00
Certified Audit Balance	                                                               $7,000.00
Connect Server and Software	                                                      $88,000.00
Outstanding Renumeration	                                                      $50,000.00

EXHIBIT 3

MediaBus Networks, Inc. Common Shares to be canceled and returned to MediaBus.

Certificate
Number          Shareholder                               Shares Canceled
5019    	STEPHEN B CAVAYERO                             935,060
5020    	RAMON TRIANA 		                        61,982
5021  	        INTEGRATED TECHNOLOGIES & SYSTEMS, LTD 		47,826
5022  	        ENG KIAT SIAH 		                        62,176
5023  	        GARY RUBIN 		                        24,869
5024  	        GREG HALL JR 	 	                         4,304
5025  	        WEI WAN KOH 	 	                         4,304
5026  	        MENG YEW CHING 	       	                         4,304

	Total shares returned and canceled                   1,144,825

Exhibit 4
Exhibit 4

MUTUAL RELEASE

This mutual release, executed on May 15, 2002, between MediaBus Networks, Inc. ("MediaBus") and each employee as signed below, "Employee"
(collectively the "parties") of is intended to effect the elimination of any obligations by either party as hereinafter designated.

Whereas, disputes and differences have arisen between the parties with respect to all employment and expense reimbursement agreements and/or arrangements entered into by said parties, both parties have agreed to settle said disputes and differences by executing the Unwind Agreement and this mutual release.

Whereas, all parties recognize that by the execution of the Unwind Agreement and this mutual release, they are relinquishing their respective legal rights with reference to any and all disputes, and differences between the parties. All parties agree there is consideration for the execution of the Unwind Agreement and this mutual release. As further consideration, employees shall retain all previously paid wages and expenses paid by MediaBus to Employee, receipt of which is hereby acknowledged by each party. Each Party expressly releases the other party, and his heirs and assigns, from all liability for claims and/or demands, which may arise from all employment and expense reimbursement agreements and/or arrangements, referenced herein.

In witness whereof the parties have executed this mutual release on the day and year stated above.


_________________________
MediaBus Networks, Inc.
Ken Liscomb, CEO


_________________________
Stephen Cavayero, Employee


__________________________
Richard Cavayero, Employee


_________________________
Jerry Siah, Employee